UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As discussed in the Form 12b-25 (the “Form 12b-25”) filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2021, RE/MAX Holdings, Inc. (the “Company”) did not file its Quarterly Report on Form 10-Q (the “Third Quarter 2021 Form 10-Q”) for the quarter ended September 30, 2021 (the “Third Quarter”) in a timely manner. As expected, the Company received on November 16, 2021, a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual.

The Company was unable to timely file the Third Quarter 2021 Form 10-Q because of its ongoing evaluation of the purchase accounting for certain acquisitions of independent regions and related considerations impacting the Company’s internal control over financial reporting as discussed in the Form 12b-25, the Company’s Current Report on Form 8-K filed on November 3, 2021, and in Amendment No. 1 to the Company’s Current Report on Form 8-K filed on October 6, 2021.

In the Notice, the NYSE informed the Company that, under the NYSE’s rules, the Company has six months from November 16, 2021 to file the Form 10-Q with the SEC. The Company can regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC during that timeframe. If the Company fails to file the Form 10-Q by the six-month deadline, the NYSE, in its sole discretion, may grant an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice stated that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The Company continues to work expeditiously to complete the work necessary to file the Third Quarter 2021 Form 10-Q and anticipates filing the Third Quarter 2021 Form 10-Q well within the six-month timeframe.

Item 7.01. Regulation FD Disclosure. *

On November 22, 2021, the Company issued a press release announcing receipt of the Notice.

Also on November 22, 2021, the Company issued a press release announcing that it intends to release its preliminary operating and financial results for the Third Quarter on November 22, 2021 and host a conference call and webcast for investors regarding Third Quarter preliminary results at 8:30 a.m. eastern time on November 23, 2021. Interested parties may join through this link: https://event.on24.com/wcc/r/3531867/43BF24405667958B256097946472DB62. A link to the webcast is also available on the Investor Relations section of the Company’s website at http://investors.remaxholdings.com.

Item 8.01 Other Events.

The Company is providing information in Item 8.01 of this Current Report on Form 8-K in order to, among other things, (i) describe certain information that will be reflected in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 with respect to immaterial corrections of (x) the Company’s net income for the years ended December 31, 2020, 2019 and 2018 and (y) the Company’s goodwill and intangible assets as of December 31, 2020 and December 31, 2019; (ii) identify a material weakness in its internal control over financial reporting; and (iii) provide an update on work required to be completed in connection with the Company’s filing of its Third Quarter 2021 Form 10-Q.

In connection with the previously announced evaluation of the purchase accounting for certain acquisitions of independent RE/MAX regions between 2007 and 2017, the Company determined that a portion of the purchase price for such acquisitions that was allocated to acquired assets (primarily goodwill and other identifiable intangible assets) should have been allocated to losses on the settlement of the pre-existing master franchise agreements. The Company believes that the aforementioned error in purchase accounting resulted in an understatement of net income (net of the related income tax impact) of $0.5 million, $0.5 million, and $0.5 million for the years ended December 31, 2020, 2019 and 2018, respectively and an overstatement of goodwill and intangible assets of $10.5 million and $2.4 million, respectively as of December 31, 2020, and $10.5 million and $3.0 million, respectively as of December 31, 2019.

Pursuant to the guidance of Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” the Company has evaluated the materiality of the errors quantitatively and qualitatively and has concluded that they did not, individually or in the aggregate, result in a material misstatement of the Company’s previously issued consolidated financial statements and that such financial statements may continue to be relied upon. Although the identified errors were immaterial to the Company’s financial statements, the Company determined that there was a risk that a similar error could have occurred without being prevented or detected on a timely basis such that there was more than a remote chance of a material misstatement in its financial statements or disclosures. As a result, the Company concluded on November 17, 2021 that there was a material weakness in its internal control over financial reporting (the “Material Weakness”). Therefore, the Company has concluded that its report regarding the effectiveness of its internal control over financial reporting contained in its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 25, 2021 (the “2020 Annual Report”) should not be relied upon. Additionally, KPMG LLP (“KPMG”) has determined its opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020 included in the 2020 Annual Report should not be relied upon and has communicated this conclusion to the Company on November 17, 2021. Additionally, the statements within the Evaluation of Disclosure Controls and Procedures included in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 are no longer effective due to the Material Weakness described above.

The Company plans to amend its 2020 Annual Report to reflect the conclusion by management that there was a Material Weakness. The Company also expects to receive an amended report on the Company’s internal control over financial reporting from KPMG for inclusion in the amendment to its 2020 Annual Report.

To the knowledge of the Company’s principal executive officer and principal financial officer, the Material Weakness in internal control over financial reporting did not result in a material misstatement of any of the Company’s previously issued financial statements included in the 2020 Annual Report. Additionally, KPMG has not withdrawn its opinion on the Company’s consolidated financial statements included in the 2020 Annual Report.

The Company is in the process of remediating the Material Weakness by augmenting its risk assessment processes related to purchase accounting for acquisitions and adding additional controls over purchase accounting in connection with acquisition transactions.

As a result of the matters disclosed above, KPMG will not be able to complete its review of the Company’s financial statements to be included in the Third Quarter 2021 Form 10-Q in accordance with applicable SEC rules until the Company completes further work in connection with its internal controls over financial reporting including certain testing and other procedures related to the Material Weakness.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 8.01 with KPMG.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press release issued on November 22, 2021 regarding NYSE Notice
99.2	Press release issued on November 22, 2021 regarding timing of earnings release and call
104	Cover Page Interactive Data File (formatted as inline XBRL).

*                 The information contained in Items 7.01 and 9.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the Company’s preliminary financial results for the Third Quarter, the timing of the Company’s announcement of its Third Quarter results and filing of the Form 10-Q for the Third Quarter, regaining compliance with NYSE listing standards, the belief that the misstatements were not material to the Company’s previously issued financial statements, the expectation of receiving an updated opinion from KPMG, and the expectation and timing of amending the Company’s 2020 Annual Report. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) that the preliminary results for the third quarter of 2021 are preliminary and subject to change pending the completion of the Company’s quarterly closing process and review, (2) that the Company’s review of the immaterial corrections to prior periods and the Material Weakness is ongoing, (3) the timing of the Company’s review of the matters described above cannot currently be predicted, (4) that additional adjustments may be identified, the impact of which could be material (5) the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees and employees, as well as home buyers and sellers, (6) changes in the real estate market or interest rates and availability of financing, (7) changes in business and economic activity in general, (8) the Company’s ability to attract and retain quality franchisees, (9) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (10) changes in laws and regulations, (11) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (12) the Company’s ability to implement its technology initiatives, and (13) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 22, 2021	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer

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